EXHIBIT 99.1

Franchise Group, Inc. Retires Vitamin Shoppe’s $70 Million Acquisition Term Loan

ORLANDO, Fla., Aug. 13, 2020 (GLOBE NEWSWIRE) -- Franchise Group, Inc. (NASDAQ: FRG) (“Franchise Group” or the “Company”) today announced that it has fully repaid the $70 million acquisition term loan (“Acquisition Loan”) utilized to purchase The Vitamin Shoppe (“TVS”) in December 2019.

Brian Kahn, CEO of Franchise Group, stated, “We have previously stated that we expected to reduce the outstanding balance of Vitamin Shoppe’s Acquisition Loan to no more than $28 million by year end. Thanks to a combination of better than expected performance of TVS, rigorous cash management by TVS leadership, and the cooperation of our lender, Great American Capital Partners, today we retired the $31.6 million balance remaining on our acquisition financing.”

The prepayment of the Acquisition Loan was funded entirely with cash on hand at Franchise Group’s TVS subsidiary, is expected to be accretive to 2020 fully diluted earnings per share by $0.03 and will increase flexibility when considering future corporate actions.

About Franchise Group, Inc.
Franchise Group, Inc. (NASDAQ: FRG) is an operator of franchised and franchisable businesses and uses its operating expertise to drive cost efficiencies and grow its brands.  Franchise Group’s business lines include Liberty Tax Service, Buddy’s Home Furnishings, American Freight and The Vitamin Shoppe.  On a combined basis, Franchise Group currently operates over 4,100 locations predominantly located in the U.S. and Canada that are either Company-run or operated pursuant to franchising agreements.

Forward-Looking Statements
This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include, without limitation, projections, predictions, expectations, or beliefs about future events or results and are not statements of historical fact, including the Company’s expectations regarding the accretive effect of the prepayment on earnings and its ability to repay or prepay additional debt in the future. Such forward-looking statements are based on various assumptions as of the time they are made, and are inherently subject to known and unknown risks, uncertainties and other factors that may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Forward-looking statements are often accompanied by words that convey projected future events or outcomes such as “expect,” “believe,” “estimate,” “plan,” “project,” “anticipate,” “intend,” “will,” “may,” “view,” “opportunity,” “potential,” or words of similar meaning or other statements concerning opinions or judgment of the Company or its management about future events. Although the Company believes that its expectations with respect to forward-looking statements are based upon reasonable assumptions within the bounds of its existing knowledge of its business and operations, there can be no assurance that actual results, performance, or achievements of the Company will not differ materially from any projected future results, performance or achievements expressed or implied by such forward-looking statements. Actual future results, performance or achievements may differ materially from historical results or those anticipated depending on a variety of factors, many of which are beyond the control of the Company.  We refer you to the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of the Company’s Transition Report on Form 10-K/T for the transition period ended December 28, 2019, and comparable sections of the Company’s Quarterly Reports on Form 10-Q and other filings, which have been filed with the SEC and are available on the SEC’s website at www.sec.gov. All of the forward-looking statements made in this press release are expressly qualified by the cautionary statements contained or referred to herein. The actual results or developments anticipated may not be realized or, even if substantially realized, they may not have the expected consequences to or effects on the Company or its business or operations. Readers are cautioned not to rely on the forward-looking statements contained in this press release. Forward-looking statements speak only as of the date they are made and the Company does not undertake any obligation to update, revise or clarify these forward-looking statements, whether as a result of new information, future events or otherwise.

INVESTOR RELATIONS CONTACT:
Andrew F. Kaminsky
EVP & Chief Administrative Officer
Franchise Group, Inc.
akaminsky@franchisegrp.com
(914) 939-5161